UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 11, 2004

                                MILACRON INC.
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            (Exact name of registrant as specified in its charter)


       Delaware                    1-8475                    31-1062125

----------------------    --------------------------    ----------------------
(State or                  (Commission File Number)          (IRS Employer
other jurisdiction of                                    Identification No.)
incorporation)


2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio          45206
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      (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 11, 2004, Milacron Inc. (the "Company") issued a press release announcing that it has held discussions regarding debt restructuring solutions with a number of potential new lenders and investors, as well as an ad hoc committee of certain current holders of its 8 3/8% Senior Notes due March 15, 2004, and its 7 5/8% Eurobonds due April 15, 2005, and disclosed details of its proposal to the ad hoc bondholder committee. A copy of the Company's press release is filed as Exhibit 99.1 hereto, and a copy of the proposal to bondholders is filed as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     (c) Exhibits:

EXHIBIT  NO.    DESCRIPTION
------------    --------------------------------------------------------------
99.1            Press release issued by Milacron Inc. on March 11, 2004.

99.2            Proposal to bondholders.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MILACRON INC.

Date: March 11, 2004            By: /s/ Robert P. Lienesch
                                   ----------------------------------------
                                   Robert P. Lienesch
                                   Vice President - Finance and
                                   Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBIT  NO.    DESCRIPTION
------------    --------------------------------------------------------------
99.1            Press release issued by Milacron Inc. on March 11, 2004.

99.2            Proposal to bondholders.